UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (date of earliest event reported): June 10, 2008
TAUBMAN CENTERS, INC.
(Exact Name of Registrant as Specified in its Charter)
Michigan
(State of Other Jurisdiction of Incorporation)

1-11530	38-2033632
(Commission File Number)	(I.R.S. Employer Identification No.)

200 East Long Lake Road, Suite 300,
Bloomfield Hills, Michigan	48304-2324
(Address of Principal Executive Office)	(Zip Code)
Registrant’s Telephone Number, Including Area Code: (248) 258-6800
None
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
     On June 10, 2008, Taubman Centers, Inc. issued a press release announcing the ruling by New York State Supreme Court Justice Jeffrey Spinner that the Town of Oyster Bay must issue Taubman its long-delayed special use permit for The Mall at Oyster Bay, in Syosset, Long Island, New York. A copy of the press release is attached as Exhibit 99 to this report and is incorporated by reference herein.
Item 9.01. Financial Statements and Exhibits.
(d)	Exhibits

Exhibit	Description

99	Press Release, dated June 10, 2008, entitled “Taubman Receives Positive Ruling For The Mall at Oyster Bay.”

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 10, 2008	TAUBMAN CENTERS, INC.
	By:	/s/ Lisa A. Payne
Lisa A. Payne
Vice Chairman and Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description

99	Press Release, dated June 10, 2008, entitled “Taubman Receives Positive Ruling For The Mall at Oyster Bay.”